                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   __________

                                    FORM 8-K

                                 Current Report
                                  Pursuant to
                             Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 23, 1996


                               __________________


                         TOMPKINS COUNTY TRUSTCO, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         New York                     0-27514                  161482357-8
         --------                     -------                  -----------
(State of other jurisdiction     (Commission File Number)  (I.R.S. Employer I.D.
   of Incorporation)                                        Number)

                                    ________


      P.O. Box 460, The Commons, Ithaca, New York              14851
      -------------------------------------------           ----------
      (Address of Principal Executive Offices)              (Zip Code)


                                (607) 273-3210
              (Registrant's Telephone Number including area code)



                               Page 1 of 5 pages
                            Exhibit Index on page 4

Item 5.   Other Events

     On September 23, 1996, Tompkins County Trustco, Inc. announced that it had agreed to repurchase, in a privately negotiated transaction, 244,371 shares of its Common Stock, $.10 par value, from RHP Incorporated for $27.50 per share. The press release announcing stock the repurchase is attached hereto as Exhibit
99.1 and is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits

          Exhibit 99.1 Press Release dated September 23, 1996 announcing the stock repurchase.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOMPKINS COUNTY TRUSTCO, INC.


                                    By: /S/ JAMES J. BYRNES
                                        -------------------
                                         James J. Byrnes
                                         Chairman of the Board, President
                                         and Chief Executive Officer


Date: September 23, 1996

Exhibit Index
- -------------

Exhibit 99.1 Press Release dated September 23, 1996 announcing the stock repurchase.